Exhibit 99.01

SINGAPORE VOLITION PTE. LTD.

(A Development Stage Company)

Financial Statements

For the Period Ended June 30, 2011

(unaudited)

Index

Balance Sheets

2

Statements of Operations

3

Statements of Cash Flows

4

Notes to the Financial Statements

5

SINGAPORE VOLITION PTE. LTD.

(A Development Stage Company)

Consolidated Balance Sheets

(Expressed in US dollars)

(unaudited)

	June 30, 2011 $	December 31, 2010 $

ASSETS

Cash	272,393	47,481
Refundable deposits	5,700	5,700
Other current assets	27,500	11,970

Total Current Assets	305,593	65,151

Property and equipment, net	5,470	1,208
Intangible assets, net	1,704,204	1,151,522

Total Assets	2,015,267	1,217,881

LIABILITIES

Current liabilities
Accounts payable and accrued liabilities	132,941	228,000
Accrued payroll liabilities	34,000	15,000
Notes payable	–	59,943
Related party payables	58,156	245,867
Notes payable - related	1,376,632	900,000

	1,601,729	1,448,810

Grant repayable	694,707	--

Total Liabilities	2,296,436	1,448,810

STOCKHOLDERS’ DEFICIT

Common Stock (Note 5)
Authorized: unlimited shares, no par value
Issued and outstanding: 5,211,341 and 4,144,967 common shares, respectively	1,356,671	672,483
Additional paid-in capital	131,561	–
Share subscriptions received	65,907	30,000
Other Comprehensive Income	18,574	(39,292)
Deficit accumulated during the development stage	(1,853,882)	(894,120)

Total Stockholders’ Deficit	(281,169)	(230,929)

Total Liabilities and Stockholders’ Deficit	2,015,267	1,217,881

(The accompanying notes are an integral part of these financial statements)

SINGAPORE VOLITION PTE. LTD.

(A Development Stage Company)

Consolidated Statements of Operations

(Expressed in US dollars)

(unaudited)

	For the six months ended June 30, 2011 $	For the period from August 5, 2010 (Date of Inception) to June 30, 2011 $

Revenue	–	–

Expenses

Depreciation and amortization	47,433	68,534
General and administrative	208,272	251,398
Professional fees	68,453	693,254
Salaries and office administrative fees	366,859	511,080
Research and development	268,745	329,616

Total Operating Expenses	959,762	1,853,882

Net Loss	(959,762)	(1,853,882)

Net Loss per Share – Basic and Diluted	(0.22)

Weighted Average Shares Outstanding – Basic and Diluted	4,445,218

(The accompanying notes are an integral part of these financial statements)

SINGAPORE VOLITION PTE. LTD.

(A Development Stage Company)

Consolidated Statements of Cash Flows

(Expressed in US dollars)

(unaudited)

	For the six months ended June 30, 2011	For the period from August 5, 2010 (Date of Inception) to June 30, 2011
	$	$

Operating Activities

Net loss	(959,762)	(1,853,882)

Adjustments to net loss relating to non-cash operating items:
Depreciation	47,433	68,535
Shares issued to settle debt	318,244	753,404
Stock based compensation	131,561	131,561

Changes in operating assets and liabilities:
Prepaid expenses and deposits	–	(5,700)
Other current assets	(8,324)	13,189
Accounts payable and accrued liabilities	(146,130)	50,357
Accrued officer salaries	19,000	34,000
Related party payables	(22,931)	9,223

Net Cash Used In Operating Activities	(620,909)	(799,313)

Investing Activities

Purchases of property and equipment	(5,016)	(5,016)

Net Cash Used in Investing Activities	(5,016)	(5,016)

Financing Activities

Proceeds from issuance of common shares	401,851	669,174
Grants received	657,950	657,950
Proceeds from note payable	–	59,943
Repayment of note payable	(59,943)	(59,943)
Repayment of note payable – related party	(158,594)	(258,594)

Net Cash Provided By Financing Activities	841,264	1,068,530

Effect of foreign exchange on cash	9,573	8,192

Increase in Cash	224,912	272,393

Cash – Beginning of Period	47,481	–

Cash – End of Period	272,393	272,393

Supplemental Disclosures of Cash Flow Information

Interest paid	–	–
Income tax paid	–	–

Non Cash Financing Activities::

Acquisition of subsidiary for Debt	–	1,000,000
Shares issuable for acquisition of intangible assets	510,000	–

(The accompanying notes are an integral part of these financial statements)

SINGAPORE VOLITION PTE. LTD.

(A Development Stage Company)

Notes to the Financial Statements

(Expressed in US dollars)

(unaudited)

1.

Nature of Operations and Continuance of Business

Singapore Volition Pte. Ltd. (the “Company”) was incorporated in the Republic of Singapore on August 5, 2010. The Company is a development stage company as defined by Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (”ASC”) 915, “Development Stage Entities”, and its principal business objective is to develop and bring to market their cancer detection blood tests.

Going Concern

These financial statements have been prepared on a going concern basis, which implies that the Company will continue to realize its assets and discharge its liabilities in the normal course of business. As at June 30, 2011, the Company has a working capital deficit of $1,296,136 and has an accumulated deficit of $1,853,882. The continuation of the Company as a going concern is dependent upon the continued financial support from its management, and its ability to identify future investment opportunities and obtain the necessary debt or equity financing, and generating profitable operations from the Company’s future operations. These factors raise substantial doubt regarding the Company’s ability to continue as a going concern.  These financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

2.

Summary of Significant Accounting Policies

a)

Basis of Presentation

The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States and are expressed in U.S. dollars.  The Company’s fiscal year end is December 31.

b)

Use of Estimates

The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company regularly evaluates estimates and assumptions related to deferred income tax asset valuation allowances. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company’s estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

c)

Principles of Consolidation

The accompanying consolidated financial statements for the period ended June 30, 2011 include the accounts of the Company and its wholly-owned subsidiaries, Belgian Volition SA and Hypergenomics Pte Ltd.  All significant intercompany balances and transactions have been eliminated on consolidation.

d)

Cash and Cash Equivalents

The Company considers all highly liquid instruments with a maturity of three months or less at the time of issuance to be cash equivalents.  As at June 30, 2011 and December 31, 2010, the Company had no cash equivalents.

SINGAPORE VOLITION PTE. LTD.

(A Development Stage Company)

Notes to the Financial Statements

(Expressed in US dollars)

(unaudited)

2.

Summary of Significant Accounting Policies (continued)

e)

Interim Financial Statements

These interim financial statements have been prepared on the same basis as the annual financial statements and in the opinion of management, reflect all adjustments, which include only normal recurring adjustments, necessary to present fairly the Company’s financial position, results of operations and cash flows for the periods shown. The results of operations for such periods are not necessarily indicative of the results expected for a full year or for any future period.

f)

Basic and Diluted Net Income (Loss) Per Share

The Company computes net income (loss) per share in accordance with ASC 260, Earnings Per Share, which requires presentation of both basic and diluted earnings per share (EPS) on the face of the income statement. Basic EPS is computed by dividing net income (loss) available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period using the treasury stock method and convertible preferred stock using the if-converted method. In computing Diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all dilutive potential shares if their effect is anti dilutive.

g)

Foreign Currency Translation

The Company’s functional and reporting currency is the United States dollar. Foreign currency transactions may occur in European Euros and management has adopted ASC 830-20, “Foreign Currency Matters – Foreign Currency Transactions”. All assets and liabilities denominated in foreign currencies are translated using the exchange rate prevailing at the balance sheet date. Gains and losses arising on translation or settlement of foreign currency denominated transactions or balances are included in other comprehensive income (loss).

h)

Financial Instruments

Pursuant to ASC 820, Fair Value Measurements and Disclosures, an entity is required to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 establishes a fair value hierarchy based on the level of independent, objective evidence surrounding the inputs used to measure fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. ASC 820 prioritizes the inputs into three levels that may be used to measure fair value:

Level 1

Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level 2

Level 2 applies to assets or liabilities for which there are inputs other than quoted prices that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

SINGAPORE VOLITION PTE. LTD.

(A Development Stage Company)

Notes to the Financial Statements

(Expressed in US dollars)

(unaudited)

2.

Summary of Significant Accounting Policies (continued)

h)

Financial Instruments (continued)

Level 3

Level 3 applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

The Company’s financial instruments consist principally of cash, amounts receivable accounts payable, accrued liabilities, notes payable, and amounts due to related parties.  Pursuant to ASC 820, the fair value of our cash is determined based on “Level 1” inputs, which consist of quoted prices in active markets for identical assets. We believe that the recorded values of all of our other financial instruments approximate their current fair values because of their nature and respective maturity dates or durations.

i)

Comprehensive Loss

ASC 220, Comprehensive Income, establishes standards for the reporting and display of comprehensive loss and its components in the financial statement. As at June 30, 2011, the Company had $18,574 of comprehensive income relating to foreign currency translation of Euros to US dollars.

j)

Property and Equipment

Property and equipment is stated at cost and is amortized on a straight-line basis, at the following rates:

Computer Hardware

3 years

Laboratory Equipment

3 years

Intangible Assets

13 years

k)

Impairment of Long-Lived Assets

In accordance with ASC 360, Property Plant and Equipment, the Company tests long-lived assets or asset groups for recoverability when events or changes in circumstances indicate that their carrying amount may not be recoverable. Circumstances which could trigger a review include, but are not limited to: significant decreases in the market price of the asset; significant adverse changes in the business climate or legal factors; accumulation of costs significantly in excess of the amount originally expected for the acquisition or construction of the asset; current period cash flow or operating losses combined with a history of losses or a forecast of continuing losses associated with the use of the asset; and current expectation that the asset will more likely than not be sold or disposed significantly before the end of its estimated useful life. Recoverability is assessed based on the carrying amount of the asset and its fair value which is generally determined based on the sum of the undiscounted cash flows expected to result from the use and the eventual disposal of the asset, as well as specific appraisal in certain instances. An impairment loss is recognized when the carrying amount is not recoverable and exceeds fair value.

l)

Stock-Based Compensation

The Company records stock-based compensation in accordance with ASC 718, Compensation – Stock Compensation and ASC 505-50, Equity-Based Payments to Non-Employees. All transactions in which goods or services are the consideration received for the issuance of equity instruments are accounted for based on the fair value of the consideration received or the fair value of the equity instrument issued, whichever is more reliably measurable. Equity instruments issued to employees and the cost of the services received as consideration are measured and recognized based on the fair value of the equity instruments issued.

SINGAPORE VOLITION PTE. LTD.

(A Development Stage Company)

Notes to the Financial Statements

(Expressed in US dollars)

(unaudited)

2.

Summary of Significant Accounting Policies (continued)

m)

Recent Accounting Pronouncements

In March 2010, the FASB (Financial Accounting Standards Board) issued Accounting Standards Update 2010-11 (ASU 2010-11), “Derivatives and Hedging (Topic 815): Scope Exception Related to Embedded Credit Derivatives.”  The amendments in this Update are effective for each reporting entity at the beginning of its first fiscal quarter beginning after June 15, 2010.  Early adoption is permitted at the beginning of each entity’s first fiscal quarter beginning after issuance of this Update.  The adoption did not have an impact on the Company’s financial statements.

In February 2010, the FASB issued ASU No. 2010-09 “Subsequent Events (ASC Topic 855) “Amendments to Certain Recognition and Disclosure Requirements” (“ASU No. 2010-09”). ASU No. 2010-09 requires an entity that is an SEC filer to evaluate subsequent events through the date that the financial statements are issued and removes the requirement for an SEC filer to disclose a date, in both issued and revised financial statements, through which the filer had evaluated subsequent events.

The Company has implemented all new accounting pronouncements that are in effect. These pronouncements did not have any material impact on the financial statements unless otherwise disclosed, and the Company does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations

3.

Acquisition of ValiBio SA

On September 22, 2010, the Company entered into a purchase agreement to acquire 100% of the outstanding shares of ValiBio SA in exchange for $400,000 and issuance of common shares of the Company with a fair value of $600,000, issuable when the Company becomes a publicly-listed company.  The agreement closed on October 11, 2010.

The Company allocated the purchase price to the acquired assets and liabilities.  It was determined that the carrying value of these assets approximated their fair value at acquisition. The remaining purchase price was then allocated to the acquired intellectual property, namely patents.

$
Fair value of ValiBio SA net assets:

Cash and cash equivalents	(68)
Other current assets	34,526
Property and equipment	1,887
Intangible assets/patents	1,218,297
Accounts payable and other liabilities	(254,642)

Net assets on acquisition	1,000,000
Purchase price	(1,000,000)

Excess of fair value of net assets over purchase price	–

SINGAPORE VOLITION PTE. LTD.

(A Development Stage Company)

Notes to the Financial Statements

(Expressed in US dollars)

(unaudited)

4.

Property and Equipment

			June 30,	December 31,
			2011	2010
		Accumulated	Net Carrying	Net Carrying
	Cost	Amortization	Value	Value
	$	$	$	$

Computer Hardware	9,804	8,557	1,247	–
Laboratory Equipment	7,363	3,140	4,223	1,208

	17,167	11,697	5,470	1,208

5.

Intangible Assets

			June 30,	December 31,
			2011	2010
		Accumulated	Net Carrying	Net Carrying
	Cost	Amortization	Value	Value
	$	$	$	$

Licenses	1,774,674	70,470	1,704,204	1,151,522

	1,774,674	70,470	1,704,204	1,151,522

6.   Related Party Transactions

a)

As at June 30, 2011, the Company owed $58,156 (2010 - $245,867) to directors, and officers of the Company and to other related parties.  The amounts represent expenses paid on behalf of the Company or amounts borrowed to help fund operations.  The amounts owing are unsecured, non-interest bearing, and due on demand.

b)

As at June 30, 2011, the Company owed $1,376,632 (2010 - $900,000) to ValiRX PLC.  The amounts owing are non-interest bearing, and $1,210,000 of the debt is secured against the shares of ValiBio SA, of which $100,000 is payable by July 8, 2011, and $1,110,000 is due by issuance of common shares in the Company once the Company becomes a publicly-listed entity (October 7, 2011). The remainder of the debt, amounting to $166,632, is unsecured and is payable by December 31, 2011.

7.   Common Stock

a)

On April 8, 2011, the Company issued 419,886 common shares for proceeds of $209,943, and 102,488 shares for services with a fair value of $51,244.

b)

On May 20, 2011, the Company issued 200,000 common shares for proceeds of $100,000, and 42,000 shares for services with a fair value of $21,000.

c)

On June 30, 2011, the Company issued 58,000 common shares for proceeds of $58,000, and 244,000 shares for services with a fair value of $244,000.

SINGAPORE VOLITION PTE. LTD.

(A Development Stage Company)

Notes to the Financial Statements

(Expressed in US dollars)

(unaudited)

8.

Stock Options

The following table summarizes the continuity of the Company’s stock options:

	Number of options	Weighted average exercise price $	Weighted average remaining contractual life (years)	Aggregate intrinsic value $

Outstanding, December 31, 2010	–	–

Granted	500,000	0.50

Outstanding and exercisable, June 30, 2011	500,000	0.50	4.78	–

Additional information regarding stock options as of June 30, 2011, is as follows:

Number of options	Exercise price $	Expiry date

200,000	0.50	March 15, 2016
100,000	0.50	March 24,2016
100,000	0.50	April 1, 2016
100,000	0.50	June 21, 2016

500,000

The fair values of the stock options were determined based on the following weighted average assumptions:

	June 30, 2011 $	December 31, 2010 $

Expected life	5.0 years	–
Exercise price	0.50	–
Volatility	125%	–
Risk-free rate	1.76%	–

9.

Commitments and Contingencies

a)

Walloon Region Grant

On July 3, 2008, ValiBio (a subsidiary of the Company) entered into an agreement with the Walloon Region government in Belgian wherein the Walloon Region would fund up to a maximum of €1,048,020 to help fund the research endeavors of the Company.  The Walloon Region agreed to provide working capital of €419,280, which was received by the Company during January 2011.  The Company will be obligated to pay a minimum of €314,406 if the project is deemed to be a failure under the terms of the agreement.  If the project is deemed a success, the Company will pay both the minimum of €314,406 and a 6% royalty on all relevant sales.The maximum amount payable due to the Walloon Region is twice the amount of funding received.

SINGAPORE VOLITION PTE. LTD.

(A Development Stage Company)

Notes to the Financial Statements

(Expressed in US dollars)

(unaudited)

9.

Commitments and Contingencies (continued)

b)

Administrative Support Agreement

On August 6, 2010, the Company entered into an agreement with a related party to rent office space, contract for office support staff, and have consultancy services provided on behalf of the Company.  The agreement requires the Company to pay $5,700 per month for office space and staff services as well as approximately $16,700 per month in fees for three senior executives.  The Company is also required to pay for all reasonable expenses incurred.  The contract is in force for 12 months with automatic extensions of 12 months with a 3 month notice required for termination of the contract.

c)

Legal Proceedings

There are no legal proceedings, which the Company believes will have a material adverse effect on its financial position.

10.

Subsequent Events

a)

On July 13, 2011, the Company granted 250,000 stock options to an officer of the Company. The options allow the holder to purchase shares at $1.05 per share and are exercisable for five years from the date of grant.

b)

On August 18, 2011, the Company issued 1,216,907 common shares for proceeds of $1,216,907.

c)

On September 5, 2011, the Company issued 46,238 common shares for services with a fair value of $46,238.

d)

On September 8, 2011, the Company issued 350,000 common shares for services with a fair value of $105,000.

e)

On September 23, 2011, the Company issued 84,166 common shares for proceeds of $101,000.

f)

On September 26, 2011, the Company entered into a share exchange agreement with Standard Capital Corporation (“SCC”), a Nevada company listed on the US Over-the-Counter Bulletin Board.  Under the terms of the share exchange agreement, SCC acquired 100% of the issued and outstanding common shares of the Company for 6,908,652 common shares of SCC. After accounting for the share exchange, the Company and its shareholders held 85% of issued and outstanding common shares of SCC on a non-diluted basis and the transaction has been accounted for as a reverse take-over.